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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 14, 1997, incorporated by reference in this Form 10-K, into NGC Corporation's previously filed registration statements on Form S-8 (File Nos. 33-75044, 33-96394 and 333-20773) and on Form S-3 (File Nos. 33-
89546 and 33-97368).



                                              ARTHUR ANDERSEN LLP

Houston, Texas
March 31, 1997